UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GAXOS.AI INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

GAXOS.AI INC.
101 Eisenhower Parkway Suite 300,
Roseland, NJ, 07068
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 11, 2026
To the Shareholders Gaxos.ai Inc.:
The 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) of Gaxos.ai Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on Tuesday, August 11, 2026, at 10:00 a.m. Eastern Time. The 2026 Annual Meeting will be held at our office located at 101 Eisenhower Parkway, Suite 300, Roseland, NJ 07068.
In addition to voting by submitting your proxy prior to the 2026 Annual Meeting, you also will be able to vote your shares electronically during the 2026 Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the 2026 Annual Meeting, the holders of our outstanding common stock will act on the following matters:
1.	To elect four (4) members of the Company’s board directors (the “Board”) to serve for a one-year term to expire at the 2027 annual meeting of shareholders;
2.	To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
To approve an amendment to the 2022 Omnibus Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved for issuance thereunder to 1,000,000 shares from 803,637 shares (the “Plan Amendment”);

4.
To approve a proposal to give our Board the authority, at its discretion, if needed, to effect a reverse split of our outstanding common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-50, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our Board in its discretion and to be effected, if at all, in the sole discretion of our Board at any time following shareholder approval of this proposal and before August 11, 2028 without further approval or authorization of our shareholders (the “Reverse Stock Split Proposal”); and

5.	To transact such other business as may properly be brought before the 2026 Annual Meeting or any adjournment or postponement thereof.
Our Board unanimously recommends that you vote: “FOR” the election of our Board’s director nominees (Proposal 1); “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); “FOR” the approval of the Plan Amendment (Proposal 3); and “FOR” the approval of the Reverse Stock Split Proposal (Proposal 4).
Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about [*], 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record on our books at the close of business on [*], 2026, the record date for the 2026 Annual Meeting (the “Record Date”), and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.
If you are a shareholder of record, you may vote in one of the following ways:
•	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);
•	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;
•	Vote by phone by calling 1-800-690-6903; or
•	Vote in person, by attending the 2026 Annual Meeting.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
IF YOU PLAN TO ATTEND
Please note that space limitations make it necessary to limit attendance to shareholders of record only. Registration and seating will begin at 9:30 a.m. Eastern Time. Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.
For admission to the Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.
Whether or not you plan to attend the 2026 Annual Meeting, we urge you to take the time to vote your shares.
If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent
15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:
1-844-410-4009
Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

By Order of the Board of Directors,

Vadim Mats
Chief Executive Officer and Chairman

New York, NY

[*], 2026
Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

GAXOS.AI INC.
101 Eisenhower Parkway Suite 300,
Roseland, NJ, 07068
PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 11, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026
ANNUAL MEETING TO BE HELD ON TUESDAY, AUGUST 11, 2026
Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are available without charge at www.ProxyVote.com, by telephone at 1-800-579-1639, by email to sendmaterial@proxyvote.com, or by notifying our Corporate Secretary, in writing, at Gaxos.ai Inc., 101 Eisenhower Parkway, Suite 300, Roseland, NJ, 07068.
The board of directors (“Board” or “Board of Directors”) of Gaxos.ai Inc. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its 2026 annual meeting of shareholders (the “2026 Annual Meeting” or “Annual Meeting”). The 2026 Annual Meeting will be held on August 11, 2025 at 10:00 a.m. Eastern Time at our office located at 101 Eisenhower Parkway Suite 300, Roseland, New Jersey, 07068.
On or about [*], 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement and the 2025 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

i

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?
We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our shareholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our shareholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A shareholder’s election to receive proxy materials by mail or electronically will remain in effect until the shareholder changes its election.
What Does it Mean if I Receive More than One Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
How do I attend the Annual Meeting?
The Annual Meeting will be held on August 11, 2026 at 10:00 a.m. Eastern at our office located at 101 Eisenhower Parkway, Suite 300, Roseland, New Jersey, 07068.
Who May Attend the Annual Meeting?
Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date (as defined herein).
Who is Entitled to Vote?
The Board has fixed the close of business on [*], 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were [*] shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.
What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?
If your shares are registered in your name with our transfer agent, West Coast Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.
What am I Voting on?
There are three matters scheduled for a vote:
1.	To elect four members to our Board of Directors to serve for a one-year term to expire at the 2027 annual meeting of shareholders;
2.	To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
3.
To approve an amendment to the 2022 Omnibus Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved for issuance thereunder to 1,000,000 shares from 803,637 shares (the “Plan Amendment”); and

4.
To approve a proposal to give our Board the authority, at its discretion, if needed, to effect a reverse split of our outstanding common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-50, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our Board in its discretion and to be effected, if at all, in the sole discretion of our Board at any time following shareholder approval of this proposal and before August 11, 2028 without further approval or authorization of our shareholders (the “Reverse Stock Split Proposal”).

What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How Do I Vote?
Shareholders of Record
For your convenience, record holders of our common stock have four methods of voting:
1.	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);
2.	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;
3.	Vote by phone by calling 1-800-690-6903; or
4.	Vote in person, by attending the Annual Meeting.
Beneficial Owners of Shares Held in Street Name
If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares at the 2026 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the 2026 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by phone. Please refer to the instructions provided with your voting instruction card for information about voting.
As a beneficial owner, you may direct your broker, bank, fiduciary, custodian, or other nominee how to vote shares they hold on your behalf. If that organization is not given specific directions on how to vote, your shares held in the name of that organization may not be voted, which is sometimes referred to as a “broker non-vote.” New York Stock Exchange Rule 452.11 prohibits brokers and other organizations holding shares on your behalf from voting uninstructed shares on certain matters deemed to be “non-routine”. Brokers and other organizations may, however, vote your uninstructed shares for proposals that are considered “routine.”
Brokers may reach conclusions regarding the ability to vote your shares on a given proposal that differ from our expectations expressed in this proxy statement. As a result, we urge you to direct your broker, bank, fiduciary, custodian, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.
All shares entitled to vote on a matter and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, we expect that the shares represented by your properly completed and executed proxy will be voted as the Board recommends on routine proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting for which your broker, bank, fiduciary, custodian, or other nominee concludes it is entitled to vote your uninstructed shares. If you are a registered shareholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name shareholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How Many Votes do I Have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.
Is My Vote Confidential?
Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.
What Constitutes a Quorum?
To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when thirty-three and one-third percent (33 and 1/3%) of the issued and outstanding shares of stock entitled to vote as of the Record Date, are represented in person or by proxy. Thus, [*] shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.
How Will my Shares be Voted if I Give No Specific Instruction?
With regard to shares that are not held in street name, shares must be voted as a shareholder has instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote its shares on its behalf, they will be voted as follows:
1.	“FOR” the election of each of the four director nominees to our Board of Directors to serve for a one-year term to expire at the 2027 annual meeting of shareholders;
2.	“FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
3.	“FOR” the approval of the Plan Amendment; and
4.	“FOR” the approval of the Reverse Stock Split Proposal.
This authorization would exist, for example, if a shareholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.
If your shares are held in street name, we expect that banks, brokers and other such holders of record will vote shares as you have instructed. see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners.
How are Votes Counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.
What is a Broker Non-Vote?
If your shares are held in street name, we urge you to instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, we expect that your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Accordingly, we expect that broker non-votes will not be included in the tabulation of the voting results of any of the “non-routine” proposals and, therefore, will have no effect on the voting results of such proposals.

We expect that brokers, banks, fiduciaries, custodians, or other nominees holding shares in street name for beneficial owners will not use discretionary authority to vote shares on the election of directors (Proposal 1), the approval of the Plan Amendment (Proposal 3) or the Reverse Stock Split Proposal (Proposal 4) if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
What is an Abstention?
An abstention is a shareholder’s affirmative choice to decline to vote on a proposal. Our Amended and Restated Bylaws, as amended (“Bylaws”), provide that an action of our shareholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereon vote in favor of such action.
How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the five director nominees to our Board of Directors	Plurality of the votes cast (the five directors nominees receiving the most “FOR” votes).

Ratification of the appointment of Salberg as our independent registered public accounting firm for our fiscal year ending December 31, 2026	A majority of the votes entitled to vote thereon and present at the Annual Meeting.

Approval of the Plan Amendment	A majority of the votes entitled to vote thereon and present at the Annual Meeting.

Reverse Stock Split Proposal	A majority of the votes entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?
In voting by proxy with regard to the election of directors, you may vote “for” or “withhold” as to each nominee. With regard to other proposals, you may vote “for,” “against” or “abstain” for each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.
Is My Proxy Revocable?
You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to our Secretary, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Gaxos.ai Inc., 101 Eisenhower Parkway Suite 300, Roseland, New Jersey, 07068. Your most current proxy card or Internet proxy is the one that will be counted.
Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?
All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Furthermore, we have retained Campaign Management as our proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting at an approximate cost of $[*], plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone (toll-free within North America) at 1-844-410-4009 or (call collect outside North America) at 1-212-632-8422 or by email at info@campaign-mgmt.com. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.
Do I Have Dissenters’ Rights of Appraisal?
Our shareholders do not have appraisal rights with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are Stockholder Proposals Due for the 2027 Annual Meeting?
Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 annual meeting of shareholders (the “2027 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than [*], 2027, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the event the date of the 2027 Annual Meeting has been changed by more than 30 days from the date of the 2026 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2027 Annual Meeting.
Shareholders who intend to present a proposal at our 2027 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive office on or after [*], 2027 but no later than [*], 2027; provided, however, in the event that the 2027 Annual Meeting occurs on a date that is not within 25 days before or after the anniversary date of the 2026 Annual Meeting, notice of such proposal must be received by our Corporate Secretary no later than the close of business on the 10th day following the day on which such notice of the date of the 2027 Annual Meeting is mailed or public disclosure of the date of the 2027 Annual Meeting is made, whichever first occurs.
In order for shareholders to give timely notice under the universal proxy rules of an intent to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting, notice must be submitted by [*], 2027; provided, however, in the event that the date of the 2027 Annual Meeting has changed by more than 30 calendar days from the anniversary date of the 2026 Annual Meeting, then notice of such proxy solicitation must be provided by the later of 60 days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which a public announcement of the date of the 2027 Annual Meeting is first made by us and such notice must include all the information required by Rule 14a-19(b) under the Exchange Act and such shareholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.
Shareholders are also advised to review our Bylaws, which contain additional requirements relating to shareholder proposals and director nominations, including who may submit them and what information must be included.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?
Our directors have an interest in Proposal 1 (election of directors). In addition, our officers and directors may be the recipient of future awards under the 2022 Plan and, as such, have an interest in Proposal 3 (the Plan Amendment). Directors and executive officers of the Company do not have any interest in Proposal 2 (auditor ratification) or any substantial interest, directly or indirectly, in the Reverse Stock Split Proposal (Proposal 4) except to the extent of their ownership of shares of our common stock and/or securities exercisable for or convertible into shares of our common stock, which shares and securities would be subject to the same proportionate adjustment based on the reverse stock split ratio approved by the Board as all other outstanding shares of our common stock and securities exercisable for or convertible into shares of our common stock.

PROPOSAL 1:
ELECTION OF DIRECTORS
Our Board currently consists of five directors, and their terms will expire at the 2026 Annual Meeting. Directors are elected at the annual meeting of shareholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.
Vadim Mats, Adam Holzer, Scott A. Grayson, and Roman Feldman have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2026 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2027 Annual Meeting and until his successor is duly elected and qualified.
Under our Bylaws, a plurality of the votes cast at the 2026 Annual Meeting is required to elect a nominee as a director. With respect to Proposal 1, you may vote FOR or WITHHOLD with respect to each director nominee. Any nominee receiving more votes FOR than WITHHOLD will be elected. If you WITHHOLD, your shares will be counted as present and entitled to vote for purposes of establishing a quorum but will not be counted for purposes of determining the number of votes cast. Proposal 1 is a non-discretionary matter. Therefore, if your shares are held by your brokerage firm, bank or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your brokerage firm, bank or other nominee will not vote your shares on Proposal 1. Shares held in “street name” by banks, brokerage firms, or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHOLD any nominee. As a result, such “broker non-votes” or voting to WITHHOLD will have no effect on the voting results of Proposal 1.
If no contrary indication is made, with the potential exception of proxies submitted for shares held in street name, proxies will be voted “FOR” Vadim Mats, Adam Holzer, Scott A. Grayson and Roman Feldman or, in the event that any such individual is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.
Recommendation of our Board
Our Board unanimously recommends that the shareholders vote “FOR” the election of all of our director nominees at the 2026 Annual Meeting.
Nominees for Election to the Board

Nominee	Age as of the Record Date	Position(s)
Vadim Mats	41	Chief Executive Officer and Chairman
Adam Holzer	58	Director
Scott A. Grayson	67	Director
Roman Feldman	39	Director

Nominees for Election to the Board for a Term Expiring at the 2027 Annual Meeting of Shareholders
Vadim Mats — Chief Executive Officer and Chairman
Vadim Mats has served as Chief Executive Officer and Chairman since October 2021. Mr. Mats was previously Chief Financial Officer of DatChat, Inc. (NASDAQ: DATS) from July 2021 to January 2022 and supported the company’s successful IPO on the NASDAQ. From March 2018 to June 2021, Mr. Mats served as the Chief Financial Officer of Grand Private Equity, a fintech-focused family office. Mr. Mats is also the Founder and Partner of BespokeCFO, a finance and accounting advisory practice. From June 2010 to December 2016, Mr. Mats was Chief Financial Officer of a hedge fund based in New Jersey. Mr. Mats also served as the Assistant Controller at Eton Park Capital Management, LP, a multi-strategy fund, from July 2007 to December 2009. From June 2006 to July 2007, Mr. Mats was a Senior Fund Accountant at The Bank of New York Mellon. Mr. Mats holds a Master of Science degree in accounting and finance and a Bachelor’s Degree in Business Administration specializing in finance and investments from the Zicklin School of Business at Bernard Baruch College. Further, Mr. Mats is a CAIA © Charterholder and a Certified Public Accountant in the State of New York. We believe that Mr. Mats is qualified to serve as a member of our board of directors due the perspective and experience he brings as our founder and Chief Executive Officer, his extensive experience in technology and finance companies and in the management of public companies.

Adam Holzer — Director
Adam Holzer has served as a director since March 2022. Mr. Holzer is an accomplished sales and marketing executive with leadership experience at large media and marketing organizations. Since 2019, he has served as Chief Executive Order of AJH Media & Sponsorship Consulting, an advisory media and sponsorship company for entertainment and sports companies. From 2017 to 2019, Mr. Holzer was Vice President of National Sales at Learfield, a collegiate sports marketing company. Prior to December 2017, he served as Senior Vice President of Media in the Americas at Lagardere Sports & Entertainment and as Sales Executive at FOX Sports Media Group. Mr. Holzer earned his Bachelor of Science in Marketing from the University of Maryland. We believe that Mr. Holzer is qualified to serve as a member of our board of directors because of his extensive professional experience in senior leadership positions and marketing.
Scott A. Grayson — Director
Scott Grayson has served as a director since February 2023. Mr. Grayson is an accomplished senior sales executive with over 25 years of experience in establishing the vision and strategies necessary to be successful in the Financial Services software industry. Since November 2019, he has worked for Luxoft USA, Inc., a digital transformation services and software engineering firm providing bespoke IT solutions, as the Head of Alliances for North America then moved to the Head of Revenue for the banking, capital markets & insurance divisions at Luxoft USA, Inc in 2020. In 2019, Mr. Grayson was Head of Sales at AlphaPoint, a software company powering crypto exchanges worldwide. Prior to 2019, he served as Chief Sales Officer for R3, a leading provider of enterprise technology and services. Mr. Grayson has significant expertise in both on-premise and SaaS delivery models and is specially skilled at building sales organizations in both direct sales and partnership models while maintaining an entrepreneurial environment to creatively close business. Mr. Grayson earned his Bachelor of Science degree in Accounting from Lehigh University. We believe that Mr. Grayson is qualified to serve as a member of our board of directors because of his extensive professional experience in technology and financial services.
Roman Feldman — Director
Roman Feldman has served as a director since March 2025. Mr. Feldman has extensive experience in business development, particularly within the financial services and software industries. Since October 2023, he has been serving as a Business Development professional at Visual Computer Solutions Prior to this role, Mr. Feldman served as a Vice President of Enterprise Business Development at Bank of America from September 2019 to October 2023. His roles have primarily focused on leveraging technology to drive business growth and innovation. Mr. Feldman earned his Bachelor of Science degree in International Business Management from Kean University. We believe Mr. Feldman is qualified to serve as a member of our board of directors because his dual-industry perspective resulting from his extensive experience in financial services and software industries.
Family Relationships
There are no family relationships among any of our executive officers or directors.
Arrangements Between Officers and Directors
Except as set forth herein, to our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which the officer or director was selected to serve as an officer or director.
Involvement in Certain Legal Proceedings
We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE
General
We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Business Conduct and Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating and corporate governance committee. We have posted copies of our Code of Business Conduct and Ethics, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, https://gaxos.ai, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.
We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to Gaxos.ai Inc. 101 Eisenhower Pkwy Suite 300, Roseland, New Jersey 07068 Attn: Corporate Secretary.
Board Leadership Structure and Role in Risk Oversight
The Company does not have a formal policy regarding the separation of its Chair and Chief Executive Officer positions. Vadim Mats serves as Chairman of the Board and Chief Executive Officer of the Company. Due to the size of our Company, we believe that this structure is appropriate. We believe that the fact that three of the four members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs, and provides for objective evaluation and oversight of management’s performance, as well as management accountability. Furthermore, the Board believes that Mr. Mats is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Mats is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.
Director Independence
Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Adam Holzer, Scott A. Grayson and Roman Feldman to be “independent.”
Board and Committee Meetings and Attendance
The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the 2025 fiscal year, the Board of Directors held two meetings. In addition, our audit committee held four meetings. Our compensation committee and nominating and corporate governance committee did not hold any meetings during the 2025 fiscal year. During the 2025 fiscal year, none of our directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.
Board Committees
Our Board of Directors directs the management of our business and affairs, as provided by Nevada law, and conducts its business through meetings of the Board of Directors and its standing committees. We have a standing audit committee, compensation committee and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.
Our Board of Directors has determined that all of the members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent as defined under the applicable rules of The Nasdaq Capital Market, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In making such determination, the Board of Directors considered the relationships that each director has with our Company and all other facts and circumstances that the Board of Directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.
Audit Committee
Our audit committee is responsible for, among other things:
•	approving and retaining the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements;
•	reviewing the proposed scope and results of the audit;
•	reviewing and pre-approval of audit and non-audit fees and services;
•	reviewing accounting and financial controls with the independent registered public accounting firm and our financial and accounting staff;
•	reviewing and approving transactions between us and our directors, officers and affiliates;
•	establishing procedures for complaints received by us regarding accounting matters;
•	overseeing internal audit functions, if any; and
•	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.
Our audit committee consists of Scott A. Grayson, Roman Feldman, and Adam Holzer, with Mr. Grayson serving as chair. Each member of our audit committee meets the financial literacy requirements of Nasdaq rules. In addition, our board of directors has determined that Scott A. Grayson will qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our board of directors have adopted a written charter for the audit committee, which is available on our principal corporate website at https://gaxos.ai.
Compensation Committee
Our compensation committee is responsible for, among other things:
•	reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;
•	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
•	administering our stock incentive plans and Clawback Policy; and
•	preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.
Our compensation committee consists of Adam Holzer, Scott A. Grayson, and Roman Feldman, with Mr. Holzer serving as chair. Our board of directors have adopted a written charter for the compensation committee, which is available on our principal corporate website at https://gaxos.ai.
Nominating and Corporate Governance Committee
Our nominating and governance committee is responsible for, among other things:
•	identifying and nominating members of the Board of Directors;
•	developing and recommending to the Board of Directors a set of corporate governance principles applicable to our Company; and
•	overseeing the evaluation of our Board of Directors.
Our nominating and corporate governance committee consists of Roman Feldman, Adam Holzer, and Scott A. Grayson, with Mr. Feldman serving as chair. Our board of directors will adopt a written charter for the nominating and corporate governance committee, which is available on our principal corporate website at https://gaxos.ai.

Director Nominations Process
Our nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of shareholders, the nominating and corporate governance committee considers the criteria set forth in the nominating and corporate governance committee charter. Specifically, the nominating and corporate governance committee may take into account many factors, including personal and professional integrity, experience relevant to the Company’s industry, diversity of background and perspective including, but not limited to, with respect to gender and ethnicity and any other relevant qualifications, attributes or skills.
We consider diversity a factor in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board or shareholders. The nominating and corporate governance committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.
The nominating and corporate governance committee will also consider potential nominees submitted by shareholders in accordance with the procedures set forth in our Bylaws and other processes adopted from time to time for submission of director nominees by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention to Gaxos.ai Inc. 101 Eisenhower Pkwy Suite 300, Roseland, New Jersey 07068 Attn: Corporate Secretary.
Medical Advisory Board
In February 2024, our Board of Directors formed a Medical Advisory Board. As of the March 15, 2025, the members of such board are (i) Jeff R. Pavell, M.D.; (ii) Eric J. Margolis, M.D. and (iii) Nathaniel E. Lebowitz, M.D.
Code of Business and Ethics Conduct
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code posted on our website, https://gaxos.ai. In addition, we intend to post on our website all disclosures that are required by law or rules concerning any amendments to, or waivers from, any provision of the code.
Insider Trading Policy and Anti-hedging
We have adopted an Insider Trading Policy that applies to our officers, directors and all other employees (including temporary employees) of, or consultants to, the Company or its subsidiaries, as well as family members of such persons. As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to our Company. As of December 31, 2025, none of our directors or executive officers had pledged any shares of our common stock.

Director Attendance at Annual Meetings
Our policy is that directors should attend our annual meetings of shareholders. All of our then-current directors attended our 2025 annual meeting of shareholders.
Shareholder Communications with our Board
Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Corporate Secretary Gaxos.ai Inc. 101 Eisenhower Pkwy Suite 300, Roseland, New Jersey 07068. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Corporate Secretary will do one of the following:
•	forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;
•	attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or
•	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.
Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.
Non-Employee Director Compensation
The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Adam Holzer	24,000	24,354	—	48,354
Alex Kisin(2)	4,000	—	—	4,000
Scott Grayson	24,000	24,354	—	48,354
Roman Feldman	20,000	24,354		44,354

(1)
As required by SEC rules, the amounts in this column reflect the grant date or modification date fair value as required by FASB ASC Topic 718. A discussion of the assumptions and methodologies used to calculate these amounts is contained in the notes to our financial statements under “Shareholders’ Deficit”. On April 14, 2025, the Company granted stock options to purchase an aggregate of 75,000 (25,000 stock options to each director) shares of the Company’s common stock at an exercise price of $1.11 per share to the Company’s board of directors pursuant to the 2022 Equity Incentive Plan. The grant date of the stock options was April 14, 2025 and the options expire on April 14, 2030. The options vest on the one-year anniversary of the stock option grant on April 14, 2026. The stock options were valued on the grant date at an aggregate fair value of $73,062 ($24,354 each) using a Black-Scholes option pricing model which will be recognized as stock-based compensation expense over the vesting period.

(2)	Mr. Kisin resigned as director of the Company effective as of March 3, 2025

AUDIT COMMITTEE REPORT
The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on the Company’s website at https://gaxos.ai.
The Audit Committee has discussed with Salberg & Company, P.A., the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee has reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2025. The Audit Committee has received the written disclosures and the letter from Salberg & Company, P.A. required by applicable requirements of the PCAOB regarding Salberg & Company, P.A.’s communications with the Audit Committee concerning independence, and has discussed with Salberg & Company, P.A. their independence from management and the Company.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.
Audit Committee
Scott A. Grayson (Chair)
Adam Holzer
Roman Feldman
The foregoing report of the audit committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

EXECUTIVE OFFICERS
The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mr. Mats, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position
Vadim Mats	41	Chief Executive Officer and Chairman
Steven A. Shorr	57	Chief Financial Officer

Steven A. Shorr — Chief Financial Officer
Steven A. Shorr has served as our Chief Financial Officer since March 2022. Mr. Shorr is an accomplished accounting professional with over 30 years of experience. Since 2006, he has been Partner of Jubran, Shorr & Company, a tax, accounting, and advisory firm. In 2001, Mr. Shorr founded Steven Shorr CPA, an accounting and tax practice, operating until 2006. Prior to 2001, he served as the Controller of CounterPoint Capital Management, a New York-based hedge fund. Mr. Shorr has also previously worked for public accounting firms, Kenneth Leventhal & Company and Cavalcante & Company. Mr. Shorr earned his Bachelor of Arts degree in Accounting from Queens College and is a Certified Public Accountant in the State of New York.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth for the year ended December 31, 2025 and 2024, the compensation awarded to, paid to, or earned by, our Chief Executive Officer and Chief Financial Officer (collectively, the “named executive officers”):
•	Vadim Mats, Chief Executive Officer; and
•	Steven Shorr, Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Vadim Mats, Chief Executive Officer	2025	$415,385	$400,000	$ 0	$ 0	$ 0	$ 0	$ 0	$815,385
	2024	$400,000	$150,000	$0	$0	$0	$0	$0	$550,000
Steven Shorr, Chief Financial Officer	2025	$77,308	$0	$0	$0	$0	$0	$0	$77,308
	2024	$60,000	$0	$0	$0	$0	$0	$0	$60,000

(1)
As required by SEC rules, the amounts in this column reflect the grant date or modification date fair value as required by FASB ASC Topic 718. A discussion of the assumptions and methodologies used to calculate these amounts is contained in the notes to our financial statements under “Shareholders’ Equity”.

Employment Agreements
Other than as set forth below, we do not currently have employment agreements with any of our officers or employees.
Vadim Mats Employment Agreement
On February 17, 2023, upon the consummation of the IPO, we entered into an employment agreement with Vadim Mats (the “Mats Employment Agreement”), pursuant to which he shall receive a base salary at the annual rate of $400,000 payable in equal installments in accordance with the Company’s standard payroll policies. Mr. Mats shall also be eligible to receive an annual cash bonus in an amount up to 2x his then-current base salary.
Steven Shorr Employment Agreement
On March 23, 2022, we entered into an employment agreement with Steven Shorr, (the “Shorr Employment Agreement”), pursuant to which he shall receive a base salary at the annual rate of $60,000 payable in equal installments in accordance with the Company’s standard payroll policies. Effective January 1, 2025, Mr. Shorr’s salary was increased to $75,000.
Equity Grant Practices
2022 Equity Incentive Plan
On March 30, 2022, the Company’s Board of Directors authorized and adopted the 2022 Equity Incentive Plan (the “2022 Plan”) and reserved an initial 208,333 shares of common stock for issuance thereunder. The 2022 Plan was approved by shareholders on March 30, 2022. The 2022 Plan’s purpose is to encourage ownership in the Company by employees, officers, directors and consultants whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success. The 2022 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Pursuant to the 2022 Plan, there shall be annual increase in the number shares reserved under the 2022 Plan on the first day of each calendar year beginning with the first January 1 following the effective date of the 2022 Plan and ending with the last January 1 during the initial ten-year term of the 2022 Plan, equal to the lesser of (A) five percent (5%) of the Shares outstanding (on an as-converted basis, which shall include Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Shares, including without limitation, preferred stock, warrants and employee options to purchase any Shares) on the final day of the immediately preceding calendar year and (B) such lesser number of Shares as determined by the Board; provided, that, shares of Common Stock issued under the 2022 Plan with respect to an Exempt Award shall not count against such share limit. Accordingly, in June 2024, the number of shares reserved under the 2022 Plan increased by 95,304 to 303,637 reserved shares. On January 13, 2025, based on the 2022 Plan’s annual increase provisions, the number of shares reserved under the 2022 Plan increased by 250,000 to 553,637 reserved shares the Company On August 12, 2025, the shareholders of the Company approved an amendment to the 2022 Plan to increase the number of shares of common stock reserved for issuance thereunder to 803,637 shares from 553,637 shares. As of the Record Date, the outstanding option awards under the 2022 Plan totaled [*].
Policies and Practices Regarding the Grant of Equity Awards
We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants. We may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant. During 2025, no stock option grants were made to any of our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information as options outstanding on December 31, 2025.

	OPTION AWARDS					Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Name	Number of Securities Underlying Unexercised options (#) Exercisable	Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Vadim Mats	16,667	—	—	49.80	2/14/2033	—	—	—	—
Steven Shorr	2,083	—	—	49.80	2/14/2033	—	—	—	—

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Transactions with Related Persons
Except for employment arrangements which are described under “Executive Compensation,” during the fiscal years ended December 31, 2025 and 2024, there have not been, nor are there currently proposed, any transaction in which we are or were a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the total assets at December 31, 2025, and any of our directors, executive officers, holders of more than 5% of our Common Stock, or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.
Related Person Transaction Policy
We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:
•	the risks, costs and benefits to us;
•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Salberg as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and our Board has directed that management submit the appointment of Salberg as the Company’s independent registered public accounting firm for ratification by the shareholders at the 2026 Annual Meeting. Representatives of Salberg are expected to be virtually present at the 2026 Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions. Salberg was appointed to serve as our independent registered public accounting firm in 2023.
Shareholder ratification of the appointment of Salberg as the Company’s independent registered public accounting firm is not required law. However, our Board is submitting the audit committee’s appointment of Salberg to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.
Independent Registered Public Accountant’s Fee
The following table sets forth the aggregate fees billed by Salberg & Company, P.A. and aggregate fees billed by D. Brooks and Associates CPAs, P.A. as described below:

	2025	2024
Audit Fees(1)	$77,000	$67,000
Audit Related Fees(2)	$7,200	$11,000
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$84,200	$78,000

(1) Audit Fees: Audit fees are paid for professional services rendered for the audit of the Company’s annual financial statements and reviews of the Company’s unaudited condensed financial statements.
(2) Audit Related Fees: Audit related fees consist of fees billed by an independent registered public accounting firm for audit-related consulting services related to registration statements.
Pre-Approval Policies and Procedures
In accordance with Sarbanes-Oxley, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2025 and 2024 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.
Recommendation of our Board
Our Board recommends a vote “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 3:
AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER
Introduction
On March 30, 2022, the Company’s Board of Directors authorized and adopted the 2022 Equity Incentive Plan (the “2022 Plan”) and reserved an initial 208,333 shares of common stock for issuance thereunder. The 2022 Plan was approved by shareholders on March 30, 2022. The 2022 Plan’s purpose is to encourage ownership in the Company by employees, officers, directors and consultants whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success. The 2022 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Pursuant to the 2022 Plan, there shall be annual increase in the number shares reserved under the 2022 Plan on the first day of each calendar year beginning with the first January 1 following the effective date of the 2022 Plan and ending with the last January 1 during the initial ten-year term of the 2022 Plan, equal to the lesser of (A) five percent (5%) of the Shares outstanding (on an as-converted basis, which shall include Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Shares, including without limitation, preferred stock, warrants and employee options to purchase any Shares) on the final day of the immediately preceding calendar year and (B) such lesser number of Shares as determined by the Board; provided, that, shares of Common Stock issued under the 2022 Plan with respect to an Exempt Award shall not count against such share limit. Accordingly, in June 2024, the number of shares reserved under the 2022 Plan was increased by 95,304 to 303,637 reserved shares and in January 2025 the number of shares reserved under the 2022 was increased by 250,000 to 553,637. On August 12, 2025, the shareholders of the Company approved an amendment to the 2022 Plan to increase the number of shares of common stock reserved for issuance thereunder to 803,637 shares from 553,637 shares.
We are seeking shareholder approval to amend our 2022 Plan to increase the number of shares of common stock available for issuance to 1,000,0000 shares so that the Company can continue to provide equity-based compensation as approved by our Compensation Committee.
The full text of the Plan Amendment is set forth in Appendix A to this proxy statement.
The following table sets forth, as of the Record Date, the approximate number of each class of participants eligible to participate in the 2022 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	2
Directors(1)	2
Independent Contractors

(1)	One of the four directors is an employee of the Company.
Reasons for the Plan Amendment
As of the Record Date, 803,637 shares of common stock were reserved for issuance under the 2022 Plan of which [*] shares of common stock remain available for issuance. We are seeking shareholder approval to amend our 2022 Plan to increase the number of shares of common stock issuable thereunder to 1,000,000 shares. As noted above, if our shareholders do not approve the Plan Amendment, we anticipate that there will not be sufficient shares available under our 2022 Plan for continued equity awards to our employees, non-employee directors and independent contractors over the next year. This would result in the loss of an important compensation tool aligned with shareholder interests to attract, motivate and retain highly qualified talent.
We recognize the dilutive impact of our equity compensation program on our shareholders and continuously strive to balance this concern with the competition for talent in the competitive business environment and talent market, as well as the current market conditions, in which we operate. In determining the appropriate number of shares to request and add to the pool of shares available for issuance pursuant to the Plan Amendment, our Board and compensation committee worked with management to evaluate a number of factors, and carefully considered (i) the potential dilutive impact on shareholders, (ii) our historical run rate and overhang, (iii) the current number of shares remaining available for issuance, (iv) the realities of equity awards being a key component of designing competitive compensation packages necessary for attracting and retaining key talent in a competitive marketplace, (v) our strategic growth plans, and (vi) the interests of our shareholders.
We anticipate the additional shares requested under the Plan Amendment, plus the remaining shares that are available for issuance under the 2022 Plan, to be sufficient for a period of two years.
Our 2022 Plan is designed to attract and retain non-employee directors and employees and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under 2022 Plan and thereby providing participants with a proprietary interest in the growth and performance of the Company and aligning a portion of their compensation with the interests of our shareholders. Shareholder approval of this proposal will enable us to continue to grant equity awards to our employees and non-employee directors at such levels determined by our compensation committee and Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our shareholders.
Dilution, Stock Available and Historical Stock Usage
Dilution. Subject to shareholder approval of the Plan Amendment, the number of shares of common stock that will be reserved for issuance pursuant to awards granted under the 2022 Plan shall be 1,000,000 shares, which represents approximately 9.78% of the Company’s issued and outstanding shares of the Company’s common stock on a fully diluted basis as of the Record Date. The Board believes that this number of shares of common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees and service providers to increase the value of the Company for all shareholders. The closing trading price of each share of Company common stock as of the Record Date was $[*].
Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2022 Plan will be 1,000,000 shares; provided that shares of common stock issued under the 2022 Plan with respect to an Exempt Award (as defined herein) will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an award that a participant purchases at fair market value or (iii) an award granted as an inducement award pursuant to Nasdaq Listing Rule 5635(c).
Subject to shareholder approval of the Plan Amendment, no more than 1,000,000 shares of the Company’s common stock shall be issued pursuant to the exercise of incentive stock options.
New shares reserved for issuance under the 2022 Plan may be authorized but unissued shares of the Company’s common stock or shares of the Company’s common stock that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of the Company’s common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of the Company’s common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2022 Plan except that (i) any shares of the Company’s common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any shares of the Company’s common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the 2022 Plan. If an award is denominated in shares of the Company’s common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2022 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2022 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of the Company’s common stock will no longer be available for grant under the 2022 Plan.
As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, we believe the stock reserved under the 2022 Plan, as amended pursuant to the Plan Amendment, will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Description of the Plan Amendment
The full text of the Plan Amendment is set forth in Appendix A to this proxy statement. The full text of our 2022 Plan (prior to the amendment described in this Proposal 3) is set forth as an exhibit to the Company’s registration statement on Form S-1 filed on February 8, 2023, and is incorporated herein by reference.
The following is a summary of the material features of the 2022 Plan. This summary does not purport to be complete and is qualified in its entirety by the full text of the 2022 Plan.
Types of Awards
The 2022 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available” are incorporated herein by reference.
Administration
The 2022 Plan will be administered by our board of directors, or if our board of directors does not administer the 2022 Plan, a committee or subcommittee of our board of directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our board of directors or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2022 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2022 Plan, provided that, subject to the equitable adjustment provisions described below, the plan administrator will not have the authority to reprice or cancel and re-grant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of our stockholders.
The 2022 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of Common Stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.
Restricted Stock and Restricted Stock Units
Restricted stock and RSUs may be granted under the 2022 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2022 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in instalments.
Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.
Options
Incentive stock options and non-statutory stock options may be granted under the 2022 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Internal Revenue Code. A non-statutory stock option under the 2022 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.
The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent stockholders). The exercise price for shares of Common Stock subject to an option may be paid in cash, or as determined by the administrator in its sole discretion, (i) through any cashless exercise procedure approved by the administrator (including the withholding of shares of Common Stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of Common Stock owned by the participant, (iii) with any other form of consideration approved by the administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of Common Stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.
In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.
Stock Appreciation Rights
SARs may be granted either alone (a “free-standing SAR”) or in conjunction with all or part of any option granted under the 2022 Plan (a “tandem SAR”). A free-standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the base price of the free-standing SAR (which shall be no less than 100% of the fair market value of the related shares of Common Stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A tandem SAR will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a free-standing SAR may not exceed ten years from the date of grant. The exercise period of a tandem SAR will also expire upon the expiration of its related option.
The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.
In the event of an participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.
Other Stock-Based Awards
The administrator may grant other stock-based awards under the 2022 Plan, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. The administrator will determine the terms and conditions of these awards, including the number of shares of Common Stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of Common Stock, the shares of Common Stock constituting such bonus shall, as determined by the administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.
Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control
Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our Common Stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2022 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2022 Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2022 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of Common Stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of Common Stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.
Change in Control. The 2022 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2022 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.
For purposes of the 2022 Plan, a “change in control” means, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our board of directors; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our board of directors immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our board of directors. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.
Tax Withholding
Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2022 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of Common Stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.
New Plan Benefits
Future grants under the 2022 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2022 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2022 Plan.

Vote Required
The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting and entitled to vote on this matter or represented by proxy and entitled to vote on this matter is required to approve the Plan Amendment.
Recommendation of our Board
Our Board unanimously recommends a vote “FOR” the Plan Amendment.

PROPOSAL 4:
APPROVAL OF REVERSE STOCK SPLIT
General
Our Board has adopted and is recommending that our shareholders approve granting our Board the authority, at its discretion, if needed, the ability to effect a reverse split of the outstanding shares of our common stock pursuant to Nevada Revised Statutes 78.2055 at a ratio that is not less than 1-for-2 and not greater than 1-for-50, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by the Board in its discretion, and to be effected, if at all, in the sole discretion of the Board at any time after shareholder approval of this proposal and before August 11, 2028 without further approval or authorization of our shareholders. Our Board will only effect a reverse split if, and only if, it is deemed necessary to avoid being delisted from The Nasdaq Capital Market for failure to maintain a minimum bid price of $1.00 per share for a period of 30 consecutive business days in violation of Nasdaq Listing Rule 5810(c)(3)(A). If our shareholders approve this proposal, the Board will have authority to give effect to the reverse stock split. However, notwithstanding shareholder approval of this proposal, the Board may elect not to proceed with the reverse stock split if, at any time the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the reverse stock split. By voting in favor of this proposal, you are expressly also authorizing the Board to determine not to proceed with the reverse stock split in its sole discretion.
If the reverse stock split is implemented, at the effective time of the reverse split, the outstanding shares of our common stock immediately prior to the effective time will be combined and reclassified into a smaller number of shares such that, except for adjustments that may result from the treatment of fractional shares as described below, each of our shareholders will own one new share of our common stock for every two to 50 shares of common stock owned by such shareholder immediately prior to the effective time of the reverse split, depending on the exact ratio approved by the Board.
Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split
Our common stock is publicly traded and listed on The Nasdaq Capital Market under the trading symbol “GXAI.” Nasdaq  Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq  Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days.
Our primary reason for recommending the reverse stock split is based on our belief that the reverse stock split may be necessary to increase the bid price of our common stock to avoid being delisted from The Nasdaq Capital Market. Our Board has considered the potential harm to the Company and our shareholders should we not be in compliance with Nasdaq’s minimum bid price rule and Nasdaq delists our common stock from The Nasdaq Capital Market. Delisting our common stock could adversely affect the liquidity and market price of our common stock because alternatives, such as the OTCQB and the Pink markets operated by the OTC Markets Group Inc., are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on such markets. Many investors likely would not buy or sell our common stock due to difficulty in accessing the OTCQB or Pink markets, policies preventing them from trading in securities not listed on a national securities exchange, or other reasons. Delisting of our common stock from The Nasdaq Capital Market could also cause a loss of confidence of existing or potential industry partners, clients, vendors, lenders, and employees, which could further harm our business and our future prospects. The Board believes that the reverse stock split is a potentially effective means for us to regain compliance with Nasdaq’s minimum bid price rule by producing the immediate effect of increasing the per share bid price of our common stock to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Capital Market.
In addition, the reverse stock split may make our common stock a more attractive and cost-effective investment to a broader range of investors, which in turn could improve the marketability and liquidity of our common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.
Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share bid price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the bid price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended or expected benefits described above, that the bid price of our common stock will increase following the reverse stock split, that as a result of the reverse stock split we will be able to continue to satisfy Nasdaq’s minimum bid price rule, or that the bid price of our common stock will not decrease in the future. Additionally, we cannot assure you that the bid price per share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split, and a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.
Effects of the Reverse Stock Split
Generally
Based on [*] shares of our common stock outstanding as of the Record Date, immediately following the reverse stock split, if implemented (without giving effect to rounding for fractional shares):
•	assuming a 2-for-1 reverse split ratio, we would have approximately [*] shares of common stock outstanding;
•	assuming a 25-for-1 reverse split ratio, we would have approximately [*] shares of common stock outstanding; and
•	assuming a 50-for-1 reverse split ratio, we would have approximately [*] shares of common stock outstanding.
The reverse stock split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest or any shareholder’s proportionate voting power, except that, as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will have their fractional shares rounded up to the nearest whole share.
The reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
If the reverse stock split is effected, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below under “Procedure for Implementing the Reverse Stock Split - Holders of Certificated Shares of Common Stock.”
Our common stock is currently registered under the Exchange Act and we are subject to the current and periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
If we continue to meet Nasdaq’s continued listing requirements, our common stock would continue to be listed on The Nasdaq Capital Market under the symbol “GXAI” immediately following the reverse stock split, although it is likely that Nasdaq would temporarily add the letter “D” to the end of the trading symbol to indicate that the reverse stock split occurred.
Effect on Authorized Shares of Common Stock
The reverse stock split will not change the number of authorized shares of our common stock. Because the number of outstanding shares of our common stock will decrease if the reverse stock split is effected, the number of shares of our common stock remaining available for issuance will increase. Currently, the number of authorized shares of our common stock is [*]. Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without shareholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that the Board determines to be in our best interests.
By increasing the number of authorized but unissued shares of our common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or our shareholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our current directors, to retain their position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with our operations. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.
Effect on Par Value of our Common Stock
The reverse stock split will not affect the per share par value of our common stock, which will remain at $0.0001.
Effect on Warrants, and Convertible or Exchangeable Securities
If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise or conversion price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock, if any. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities, if any, will be proportionately adjusted based on the reverse stock split ratio approved by the Board, subject to our treatment of fractional shares.
Effect on Authorized Shares and Par Value of our Preferred Stock
The reverse stock split will not affect the authorized number or per share par value of our preferred stock.
Effect on our Equity Incentive Plans and Outstanding Awards
Pursuant to the terms of our 2022 Plan, the number of shares of common stock issuable upon exercise or vesting of all the then outstanding stock options, RSUs, and other equity awards will be proportionately adjusted using the reverse stock split ratio approved by the Board for the reverse stock split, and rounded up to the nearest whole share. The number of shares then reserved for issuance under the 2022 Plan will also be reduced proportionately based upon the reverse stock split ratio approved by the Board. In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the reverse stock split ratio approved by the Board such that upon an exercise, the aggregate exercise price payable by the option holder to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the reverse stock split, subject to the terms of such securities.

The following table contains approximate information, based on share information as of the Record Date, relating to our common stock based on potential reverse stock split ratios (without giving effect to the treatment of fractional shares):

Status	Number of Shares of Common Stock Authorized for Issuance	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance (1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split
Post-Reverse Stock Split 1-for-2
Post-Reverse Stock Split 1-for-25
Post-Reverse Stock Split 1-for-50

(1)	The pre-reverse stock split number of shares of common stock reserved for future issuance is based on the following as of the Record Date:
•	[*] shares of common stock issuable upon the exercise of stock options outstanding at a weighted average exercise price of $[*] per share;
•	[*] shares of common stock issuable upon the exercise of warrants outstanding at a weighted average exercise price of $[*] per share; and
•	[*] shares of common stock reserved for future grants of awards under the 2022 Plan.
Fractional Shares
We will not issue fractional shares in connection with the reverse stock split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio approved by the Board will have such fractional shares rounded up to the nearest whole share. In any event, cash will not be paid for fractional shares.
Procedure for Implementing the Reverse Stock Split
If our shareholders approve this proposal, and if the Board determines that it is in our best interest and the best interests of our shareholders to implement the reverse stock split, we will effect the reverse stock split with the reverse stock split ratio approved by the Board. As of the effective time of the reverse stock split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Holders of Certificated Shares of Common Stock
If the reverse stock split is effected, shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a shareholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-reverse stock split common stock. No certificates representing post-split shares of our common stock will be issued to a shareholder until such shareholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No shareholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these shareholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.
Registered “Book-Entry” Holders of Common Stock
If the reverse stock split is effected, shareholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to take any action to receive their shares of post-reverse stock split common stock (i.e., the exchange will be automatic).

Beneficial Owners
If the reverse stock split is effected, we intend to treat shares held by shareholders through an organization in the same manner as shares held by shareholders of record. Organizations will be instructed to effect the reverse stock split for beneficial owners holding our common stock in street name. However, these organizations may have different procedures for processing the reverse stock split than for shareholders of record. Shareholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact the organizations holding their shares.
Accounting Matters
The reverse stock split will not affect the per share par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the reverse stock split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder of our common stock, which is a beneficial owner of our common stock that is either:
•	an individual citizen or resident of the United States;
•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.
This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons who hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons who do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.
Shareholders should consult their own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split to them, as well as the consequences to them arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.
General Tax Treatment of the Reverse Stock Split
The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain “significant holders” of our common shares in order for the reverse stock split to qualify as a reorganization. Assuming the reverse stock split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of shares of our common stock for a lesser number of shares of our common stock, based upon the reverse stock split ratio.
A U.S. holder’s aggregate tax basis in the lesser number of shares of our common stock received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the reverse stock split. The holding period for the common stock received as a result of the reverse stock split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered for the shares of our common stock received pursuant to the reverse stock split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.
Recommendation of our Board
Our Board recommends a vote “FOR” the approval of the Reverse Stock Split Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of the Record Date by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner(1)	Shares of common stock beneficially owned(2)	Percentage of shares beneficially owned
Directors and Named Executive Officers
Vadim Mats(3)	239,536	2.34%
Steven A. Shorr(4)	2,083	*
Adam Holzer(5)	28,750	*
Scott Grayson(5)	28,750	*
Roman Feldman(6)	25,000	*
All Directors and Officers as a group (5 persons)	324,119	3.17%

*	Represents beneficial ownership of less than 1%.
(1)	The address of each holder listed above, except as otherwise indicated, is 101 Eisenhower Parkway, Suite 300, Roseland, NJ, 07068.
(2)
Percent of beneficial ownership is based on 10,219,934 shares of common stock outstanding as of the Record Date. Beneficial ownership information has been determined in accordance with Rule 13d-3 under the Exchange Act. The information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon vesting of RSUs or restricted stock or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage beneficial ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the table does not necessarily reflect the person’s actual voting power as of the date the information is provided, or any particular date.

(3)	Includes 16,667 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.
(4)	Includes 2,083 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.
(5)	Includes 28,750 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.
(6)	Includes 25,000 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table summarizes information about our equity compensation plans as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder	239,084	$9.27	564,553
Equity compensation plans not approved by security holder
Total	239,084	$9.27	564,553

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple shareholders residing at the same address. This process enables us to reduce our printing and distribution costs and reduce our environmental impact. Householding is available to both registered shareholders and beneficial owners of shares held in street name.
Registered Shareholders
If you are a registered shareholder and have consented to householding, then we will deliver or mail one set of our proxy materials, as applicable, for all registered shareholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at (973) 275-7428 or by mail at 101 Eisenhower Pkwy Suite 300, Roseland, New Jersey, 07068. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2025 Annual Report and proxy statement, to a shareholder at a shared address to which a single copy of the documents was delivered.
If you are a registered shareholder who has not consented to householding, then we will continue to deliver or mail copies of our proxy materials, as applicable, to each registered shareholder residing at the same address. You may elect to participate in householding and receive only one set of proxy materials, as applicable, for all registered shareholders residing at the same address by providing notice to the Company as described above.
Street Name Holders
Shareholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

ANNUAL REPORT
This proxy statement is accompanied by our 2025 Annual Report which includes our audited financial statements. We have filed the 2024 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at https://gaxos.ai. In addition, upon written request to the Company’s Corporate Secretary at 101 Eisenhower Pkwy Suite 300, Roseland, New Jersey, 07068, we will mail a paper copy of our 2025 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.

OTHER MATTERS
We do not know of any business that will be presented for consideration or action by the shareholders at the 2026 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All shareholders are urged to complete, sign and return the proxy card.

By Order of the Board of Directors

Vadim Mats
Chairman of the Board of Directors and Chief Executive Officer

[*], 2026

Appendix A
AMENDMENT NO. 2
TO
GAXOS.AI INC.
2022 EQUITY INCENTIVE PLAN
Gaxos.AI Inc., a Nevada corporation (the “Company”), hereby amends its 2022 Equity Incentive Plan (the “Plan”) as set forth below, which amendments shall be effective as the date set forth below, but if and only if the Company’s shareholders approve such amendment in accordance with applicable law:
Section 4(a) of the Plan shall be amended and restated in its entirety to read:
(a) Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be 1,000,000 shares of Common Stock; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit.
Section 4(c) of the Plan shall be amended and restated in its entirety to read:
(c) No more than 803,637 Shares shall be issued pursuant to the exercise of ISOs.
All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Plan. Except as specifically provided herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment No. 1. Upon the effectiveness of this Amendment No. 1, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan, as amended.
Each provision of this Amendment No. 1 shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment No. 2 that are valid, enforceable and legal.
This Amendment No. 1 shall be governed in accordance with the laws of Nevada.
*****
The Company has caused this Amendment No. 1 to be executed effective as of    , 2026.

GAXOS.AI INC.

By:
Vadim Mats Chief Executive Officer

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 10, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 10, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01594-P55240

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GAXOS.AI INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees:	**For**	**Withhold**
1a. Vadim Mats	☐	☐
1b. Adam Holzer	☐	☐
1c. Scott Grayson	☐	☐
1d. Roman Feldman	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

	For	**Against**	**Abstain**
2. Ratification of the appointment of Salberg & Company, P.A. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. Approval of an amendment to the 2022 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder to 1,000,000 shares from 803,637 shares.	☐	☐	☐
4. Approval to give the Company's board of directors the authority, at its discretion, to effect a reverse stock split of its outstanding common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-50, without reducing the authorized number of shares of its common stock, with the exact ratio to be selected by its board of directors at any time following shareholder approval of this proposal and before August 11, 2028, without further approval or authorization of its shareholders.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T01595-P55240

GAXOS.AI INC.
Annual Meeting of Shareholders
August 11, 2026 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Vadim Mats, with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of Gaxos.ai Inc.'s common stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the 2026 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., Eastern Time, on August 11, 2026, at 101 Eisenhower Pkwy, Suite 300, Roseland, NJ 07068, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side